UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE

ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2007 (June 8, 2007)

Behringer Harvard Opportunity REIT I, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51961	20-1862323
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer
or organization)		Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas

75001

(Address of principal executive offices)

(Zip Code)

(866) 655-1620

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03               Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 2, 2007, Behringer Harvard Opportunity REIT I, Inc. (which may be referred to herein as the “Registrant,” “we,” “our” or “us”) acquired the Santa Clara Tech Center through Behringer Harvard Santa Clara LP (the “Borrower”) an indirect wholly-owned subsidiary of Behringer Harvard Opportunity OP I LP, our operating partnership.  The Borrower used approximately $52.1 million under a bridge promissory note dated May 2, 2007 (the “Santa Clara Bridge Note”) from Citigroup Global Markets Realty Corp. (the “Santa Clara Lender”), an unaffiliated third party, to pay a portion of the $70.0 million contract purchase price for the Santa Clara Tech Center.  On June 8, 2007, we obtained permanent financing for the acquisition of the Santa Clara Tech Center and paid off the Santa Clara Bridge Note through a loan agreement (the “Santa Clara Loan Agreement”) and a mezzanine loan agreement (the “Santa Clara Mezzanine Loan Agreement”) with the Santa Clara Lender.

Borrowings under the Santa Clara Loan Agreement between the Borrower and the Santa Clara Lender may total up to $59.5 million, and the Santa Clara Tech Center is held as collateral for the Santa Clara Loan Agreement. Initial advances from the Santa Clara Loan Agreement of approximately $35.1 million were used to pay down the Santa Clara Bridge Note.  Additional advances under the Santa Clara Loan Agreement shall be used solely for work expenditures and lease cost expenditures for the Santa Clara Tech Center.  The interest rate under the Santa Clara Loan Agreement is equal to the one-month London Interbank Offer Rate (“LIBOR”) plus one and three-quarters percent (1.75%), with interest being calculated on the unpaid principal.  The LIBOR rate is capped at 6% through an interest rate cap agreement.  Monthly payments of unpaid accrued interest are due beginning July 9, 2007.  A final payment of the principal and unpaid accrued interest is due and payable on June 9, 2010, the maturity date.  The Borrower may extend the maturity date of the Santa Clara Loan Agreement for two one-year periods with at least 60 days notice prior to the then applicable maturity date.  The Santa Clara Loan Agreement, the related Promissory Note, and the Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing have been filed as Exhibits 10.1, 10.2 and 10.4, respectively, to this Current Report on Form 8-K and are incorporated into this Item 2.03 disclosure by reference.

We entered into the Santa Clara Mezzanine Loan Agreement with the Santa Clara Lender through Behringer Harvard Santa Clara M, LLC (the “Mezzanine Borrower”), the 99.9% limited partner of the Borrower and a wholly-owned subsidiary of Behringer Harvard Opportunity OP I LP.  Borrowings under the Santa Clara Mezzanine Loan may total up to $20.0 million.  The partnership interest of the Mezzanine Borrower in the Borrower is held as collateral for the Santa Clara Mezzanine Loan Agreement.  The interest rate under the Santa Clara Mezzanine Loan Agreement is equal to the one-month LIBOR rate plus one and three-quarters percent (1.75%), with interest being calculated on the unpaid principal.  The LIBOR rate is capped at 6.0% through an interest rate cap agreement.  Monthly payments of unpaid accrued interest are due beginning July 9, 2007.  A final payment of the principal and unpaid accrued interest is due and payable on June 9, 2010, the maturity date.  The Mezzanine Borrower may extend the maturity date of the Santa Clara Mezzanine Loan Agreement for two one-year periods with at least 60 days notice prior to the then applicable maturity date.  Initial advances of $17.0 million were used to pay down the Santa Clara Bridge Note.  Additional advances under the Santa Clara Mezzanine Loan Agreement shall be used solely to fund deposits for additional interest reserves.  The Santa Clara Mezzanine Loan Agreement, the related Promissory Note, and the Pledge and Security Agreement have been filed as Exhibits 10.5, 10.6 and 10.8, respectively, to this Current Report on Form 8-K and are incorporated into this Item 2.03 disclosure by reference.

Prepayment of principal and unpaid interest in whole can be made on both the Santa Clara Loan Agreement and the Santa Clara Mezzanine Loan Agreement after June 14, 2008 without penalty or premium.  Prepayment of principal and unpaid interest in part can be made on both the Santa Clara Loan Agreement and the Santa Clara Mezzanine Loan Agreement upon certain conditions and circumstances after June 14, 2008.  Prepayment of principal and unpaid interest on both the Santa Clara Loan Agreement and the Sana Clara Mezzanine Loan Agreement may occur with at least 30 days notice prior to prepayment.  Such prepayments shall also include interest that would have accrued at the interest rate on the amount of principal being prepaid through the end of the period in which such prepayment occurs.  All prepayments must be made pro rata between the Santa Clara Loan Agreement and the Santa Clara Mezzanine Loan Agreement.

In addition, we have guaranteed payment of the debt and all of the obligations of the Borrower under the Santa Clara Loan Agreement and the Mezzanine Borrower under the Santa Clara Mezzanine Loan Agreement.  Our Guaranty of Recourse Obligations has been filed for each loan agreement as Exhibits 10.3 and 10.7, respectively, to this Current Report on Form 8-K and is incorporated in this Item 2.03 disclosure by reference.

Item 9.01               Financial Statements and Exhibits.

(d)   Exhibits.

The exhibits filed in response to Item 601 of Regulation S-K are listed on the Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEHRINGER HARVARD OPPORTUNITY REIT I, INC.

Dated: June 14, 2007	By:	/s/ Gary S. Bresky
Gary S. Bresky
Chief Financial Officer

EXHIBIT INDEX

10.1	Loan Agreement by and between Behringer Harvard Santa Clara LP and Citigroup Global Markets Realty Corp.

10.2	Promissory Note made between Citigroup Global Markets Realty Corp. and Behringer Harvard Santa Clara LP

10.3	Guaranty of Recourse Obligations made by Behringer Harvard Opportunity REIT I, Inc., as guarantor in favor of Citigroup Global Markets Realty Corp.

10.4

Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Behringer Harvard Santa Clara LP, as borrower, to First American Title Insurance Company as trustee for the benefit of Citigroup Global Markets Realty Corp

10.5	Mezzanine Loan Agreement by and between Behringer Harvard Santa Clara M, LLC and Citigroup Global Markets Realty Corp.

10.6	Mezzanine Promissory Note made between Citigroup Global Markets Realty Corp. and Behringer Harvard Santa Clara M, LLC

10.7	Mezzanine Guaranty of Recourse Obligations made by Behringer Harvard Opportunity REIT I, Inc., as guarantor in favor of Citigroup Global Markets Realty Corp.

10.8	Pledge and Security Agreement by Behringer Harvard Santa Clara M, LLC as borrower in favor of Citigroup Global Markets Realty Corp